UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 27, 2006

                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-23702                13-3588231
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 (State or other jurisdiction      (Registration Number)        (IRS Employer
      of incorporation)                                      Identification No.)


    52-16 Barnett Avenue, Long Island City, New York               11104
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        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 2, 2006, Steven Madden, Ltd. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the Company's press release announcing these financial results is attached as
Exhibit 99.1 hereto, and is incorporated by reference into this report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On April 27, 2006, the Board of Directors of the Company (the "Board"), following a recommendation from the Company's Nominating/Corporate Governance Committee, elected Richard P. Randall as a director. Additionally, Mr. Randall will serve on the Company's Audit Committee and has been designated as the Company's "audit committee financial expert". The text of the Company's press release announcing the foregoing is furnished as Exhibit 99.1 to this report.

ITEM 8.01     OTHER EVENTS.

On April 27, 2006, the Board approved and declared a 3-for-2 stock split, to be effected in the form of a stock dividend on its issued and outstanding common stock, par value $0.0001 (the "Common Stock"). As a result of the stock split, stockholders of record as of the close of business on May 11, 2006 (the "Record Date") will receive one additional share of Common Stock for every two shares held. Stockholders will receive cash in lieu of any fractional share of Common Stock they otherwise would have received in connection with the dividend. The price paid for the fractional shares will be based on the closing price of the Common Stock on the Record Date, as reported by the Nasdaq National Market System. The dividend will be payable on or about May 25, 2006 to stockholders of record as of the Record Date. The text of the Company's press release announcing the foregoing is furnished as Exhibit 99.1 to this report.


The information included in this Current Report on Form 8-K (including Exhibit
99.1 hereto) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits

         99.1 Press Release dated May 2, 2006 regarding the Company's announcement of (i) its financial results for the quarter ended March 31, 2006, (ii) the election of Richard P. Randall as a director, and (iii) the approval and declaration of a 3-for-2 stock split.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STEVEN MADDEN, LTD.


                                            By: /s/ JAMIESON A. KARSON
                                                -------------------------------
                                                Name:   Jamieson A. Karson
                                                Title:  Chief Executive Officer

Date:  May 1, 2006

                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

Exhibit 99.1 Press Release dated May 2, 2006 regarding the Company's announcement of (i) its financial results for the quarter ended March 31, 2006, (ii) the election of Richard P. Randall as a director, and (iii) the approval and declaration of a 3-for-2 stock split.